UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934 (Amendment No. __)

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ADVANCED SERIES TRUST
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IMPORTANT NOTICE REGARDING THE AVAILABILITY OF THE INFORMATION STATEMENT

The Information Statement is available at http://www.PrudentialAnnuities.com/investor/invprospectus

ADVANCED SERIES TRUST

AST Value Equity Portfolio

655 Broad Street

17th Floor

Newark, New Jersey 07102

INFORMATION STATEMENT

November 29, 2016

To the Shareholders:

At a regular meeting held on September 13-14, 2016, the Board of Trustees (the Board) of Advanced Series Trust (AST or the Trust) approved a new subadvisory agreement for the AST Value Equity Portfolio (the Portfolio). Effective October 17, 2016, T. Rowe Price Associates, Inc. (T. Rowe Price) became a subadviser to the Portfolio, replacing Herndon Capital Management, LLC (Herndon).

Prudential Investments LLC (PI) and AST Investment Services, Inc. (ASTIS), as the investment managers to the Portfolio (collectively, the Manager), have entered into a new subadvisory agreement with T. Rowe Price relating to the Portfolio (the New Subadvisory Agreement). The investment management agreement relating to the Portfolio will not change as a result of T. Rowe Price’s replacement of Herndon as subadviser to the Portfolio. PI and ASTIS will continue as the Portfolio’s investment managers.

This information statement describes the circumstances surrounding the Board’s approval of the New Subadvisory Agreement and provides you with an overview of its terms. This information statement does not require any action by you. It is provided to inform you about the change in subadvisory arrangements.

By order of the Board,

Deborah A. Docs
Secretary

THIS IS NOT A PROXY STATEMENT.
WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

ASTVEIS2

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF THE INFORMATION STATEMENT

The Information Statement is available at http://www.PrudentialAnnuities.com/investor/invprospectus

ADVANCED SERIES TRUST
AST Value Equity Portfolio

655 Broad Street

17th Floor

Newark, New Jersey 07102

INFORMATION STATEMENT

November 29, 2016

This information statement is being furnished in lieu of a proxy statement to beneficial shareholders of the AST Value Equity Portfolio (the Portfolio), a series of Advanced Series Trust (AST or the Trust), pursuant to the terms of an exemptive order (the Manager of Managers Order) issued by the Securities and Exchange Commission (the SEC). The Manager of Managers Order permits the Portfolio’s investment managers to hire new subadvisers that are not affiliated with the investment managers and to make changes to certain existing subadvisory agreements with the approval of the Board of Trustees of the Trust, without obtaining shareholder approval.

AST is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act). AST is organized as a Massachusetts business trust. The Portfolio is a series of the Trust.

The Trustees of AST are collectively referred to herein as the “Board” or “Trustees.” The principal executive offices of AST are located at 655 Broad Street 17th Floor, Newark, NJ 07102. Prudential Investments LLC (PI) and AST Investment Services, Inc. (ASTIS, and together with PI, the Manager) serve as the investment managers of the Portfolio.

This information statement relates to the approval by the Board of a new subadvisory agreement (the New Subadvisory Agreement) for the Portfolio with T. Rowe Price Associates, Inc. (T. Rowe Price). At a regular meeting of the Board held on September 13-14, 2016 (the Meeting), the Board, including a majority of the Trustees who were not parties to the New Subadvisory Agreement and were not interested persons of those parties as defined in the 1940 Act (the Independent Trustees), unanimously approved the New Subadvisory Agreement between the Manager and T. Rowe Price with respect to the Portfolio. The New Subadvisory Agreement with T. Rowe Price relates to the appointment of T. Rowe Price to replace Herndon Capital Management, LLC (Herndon) as the subadviser to the Portfolio. This new subadvisory arrangement became effective as of October 17, 2016.

The investment objective of the Portfolio has not changed. The investment management agreement relating to the Portfolio, which was most recently approved by the Board at a meeting held on June 14-15, 2016, will not change as a result of the change in subadviser for the Portfolio.

The Manager or its affiliates will pay for the costs associated with preparing and distributing this information statement to the shareholders of the Portfolio. A Notice of Internet Availability for this information statement will be mailed on or about December 13, 2016 to shareholders investing in the Portfolio as of October 17, 2016.

THIS IS NOT A PROXY STATEMENT.
WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

NEW SUBADVISORY AGREEMENT

Approval of a New Subadvisory Agreement

As required by the 1940 Act, the Board of AST considered the New Subadvisory Agreement between the Manager and T. Rowe Price with respect to the Portfolio. The New Subadvisory Agreement with T. Rowe Price relates to the appointment of T. Rowe Price to replace Herndon as the subadviser to the Portfolio. The Board, including all of the Independent Trustees, met at the Meeting and approved the New Subadvisory Agreement for an initial two year period, after concluding that approval of the New Subadvisory Agreement was in the best interests of the Portfolio and its beneficial shareholders.

In advance of the Meeting, the Board requested and received materials relating to the New Subadvisory Agreement, and had the opportunity to ask questions and request further information in connection with its consideration.

In approving the New Subadvisory Agreement, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services to be provided to the Portfolio by T. Rowe Price; comparable performance information; the fees paid by the Manager to T. Rowe Price; the potential for economies of scale that may be shared with the Portfolio and its shareholders; and other benefits to T. Rowe Price. In connection with its deliberations, the Board considered information provided by the Manager and T. Rowe Price at or in advance of the Meeting. In its deliberations, the Board did not identify any single factor which alone was responsible for the Board’s decision to approve the New Subadvisory Agreement with respect to the Portfolio.

The Board determined that the overall arrangements between the Manager and T. Rowe Price are appropriate in light of the services to be performed and the fee arrangement under the New Subadvisory Agreement and such other matters as the Board considered relevant in the exercise of its business judgment.

The material factors and conclusions that formed the basis for the Board’s approval of the New Subadvisory Agreement are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to the Portfolio by Herndon under the subadvisory agreement for the Portfolio with Hendon (the Prior Subadvisory Agreement) and those that would be provided by T. Rowe Price under the New Subadvisory Agreement, noting that the nature and extent of services under the existing and new agreements were generally similar in that Herndon and T. Rowe Price were each required to provide day-to-day portfolio management services and comply with all Portfolio policies, and applicable rules and regulations.

With respect to the quality of services, the Board considered, among other things, the background and experience of the portfolio managers of T. Rowe Price who would be responsible for the Portfolio. The Board was also provided with information pertaining to the organizational structure, senior management, investment operations, and other relevant information pertaining to T. Rowe Price. The Board noted that it received favorable compliance reports from AST’s Chief Compliance Officer as to T. Rowe Price. The Board also noted that T. Rowe Price provides subadvisory services to other AST portfolios.

The Board concluded that, based on the nature of the proposed services to be rendered and the background information that it reviewed about T. Rowe Price, and its experience with T. Rowe Price with respect to other AST portfolios, it was reasonable to expect that it would be satisfied with the nature, extent and quality of investment subadvisory services to be provided to the Portfolio by T. Rowe Price.

Performance

The Board received and considered information regarding the investment performance of other accounts managed by T. Rowe Price utilizing an investment strategy similar to the strategy to be used by T. Rowe Price for the Portfolio. The Board concluded that it was satisfied with the performance record of T. Rowe Price.

Fee Rates

The Board considered the proposed contractual and effective subadvisory fee rates payable from the Manager to T. Rowe Price under the New Subadvisory Agreement. The Board considered that, based on the Portfolio’s average net assets of approximately $500 million, the effective subadvisory fee rate that would be paid to T. Rowe Price under the proposed subadvisory arrangement, taking into account the relationship pricing arrangement with T. Rowe Price (i.e., 0.247% of the Portfolio’s average daily net assets), is higher than the effective subadvisory fee rate paid to Herndon under the current subadvisory arrangement (i.e., 0.22% of the Portfolio’s average daily net assets). The Board noted that this higher effective subadvisory fee rate would be paid by the Manager, not the Portfolio, and that it would review the management fee paid to the Manager by the Portfolio in connection with future annual reviews of advisory agreements. The Board concluded that the proposed subadvisory fee rate was reasonable.

Profitability

Because the engagement of T. Rowe Price is new, there is no historical profitability information with respect to the proposed subadvisory arrangement for the Portfolio. As a result, the Board did not consider this factor. The Board noted that it would consider profitability information as part of future annual reviews of advisory agreements.

Economies of Scale

The Board noted that the proposed subadvisory fee schedule for the Portfolio contained breakpoints that reduced the fee rate on assets above specified levels. The Board noted that it would review such information in connection with future annual reviews of advisory agreements.

Other Benefits to T. Rowe Price

The Board considered potential “fall-out” or ancillary benefits anticipated to be received by T. Rowe Price in connection with the Portfolio. The Board concluded that any potential benefits to be derived by T. Rowe Price were consistent with those generally derived by other subadvisers to the portfolios of AST, and that those benefits are reviewed on an annual basis. The Board also noted that T. Rowe Price provides subadvisory services to other AST portfolios, and concluded that any potential benefits to be derived by T. Rowe Price in connection with the Portfolio would be similar to the benefits derived by T. Rowe Price in connection with its management of these other AST portfolios, which is also reviewed on an annual basis and which was considered in connection with the renewal of the advisory agreements at the June 2016 Board meeting. The Board concluded that any potential benefits to be derived by T. Rowe Price included potential access to additional research resources, larger assets under management and reputational benefits, which were consistent with those generally derived by subadvisers to mutual funds. The Board noted that it would review ancillary benefits in connection with future annual reviews of advisory agreements.

***

After full consideration of these factors, the Board concluded that approving the New Subadvisory Agreement was in the best interests of the Portfolio and its beneficial shareholders.

The New Subadvisory Agreement is attached as Exhibit A.

Information about T. Rowe Price

T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc. T. Rowe Price and its affiliates managed approximately $812.9 billion in assets as of September 30, 2016. T. Rowe Price's address is 100 East Pratt Street, Baltimore, Maryland 21202. Additional information relating to the management of T. Rowe Price and its affiliates, as well as other funds managed by T. Rowe Price and its affiliates is set forth in Exhibit B.

Terms of the New Subadvisory Agreement

The material terms of the New Subadvisory Agreement are substantially similar to the material terms of the Prior Subadvisory Agreement. T. Rowe Price is compensated by the Manager (and not the Portfolio) for the assets of the Portfolio it manages. The prior subadvisory fee rates paid to Herndon under the Prior Subadvisory Agreement, the subadvisory fee rate to be paid to T. Rowe Price under the New Subadvisory Agreement, and the subadvisory fees paid to Herndon for the fiscal year ended December 31, 2015 are set forth below:

Prior Subadvisory Fee Rates	New Subadvisory Fee Rate*	Subadvisory Fees Paid for the Fiscal Year Ended December 31, 2015
0.25% of average daily net assets to $200 million; 0.20% of average daily net assets over $200 million to $500 million; 0.18% of average daily net assets over $500 million

Portfolio average daily net assets up to $100 million:

0.50% of average daily net assets to $50 million;

0.45% of average daily net assets over $50 million

When Portfolio average daily net assets exceed $100 million:

0.40% of average daily net assets

When Portfolio average daily net assets exceed $200 million:

0.35% of average daily net assets

When Portfolio average daily net assets exceed $500 million:

0.325% on all assets up to $500 million;

0.30% of average daily net assets over $500 million

When Portfolio average daily net assets exceed $1 billion:
0.30% of average daily net assets

When Portfolio average daily net assets exceed $1.5 billion:

0.275% of average daily net assets

$1,629,054

* For purposes of calculating the subadvisory fee, the assets of the Portfolio will be aggregated with the US Large-Cap Value Equity Strategy assets of all other Prudential entities (including the assets of certain insurance company separate accounts managed by T. Rowe Price. for the Retirement business of Prudential and its affiliates) that are managed by T. Rowe Price Associates.

In the event T. Rowe Price invests Portfolio assets in other pooled investment vehicles it manages or subadvises, T. Rowe Price will waive its subadvisory fee for the Portfolio in an amount equal to the acquired fund fee paid to T. Rowe Price with respect to the Portfolio assets invested in such acquired fund. Notwithstanding the foregoing, the subadvisory fee waivers will not exceed 100% of the subadvisory fee.

The New Subadvisory Agreement provides, as did the Prior Subadvisory Agreement, that subject to the supervision of the Manager and the Board, T. Rowe Price is responsible for managing the investment operations of the Portfolio and for making investment decisions and placing orders to purchase and sell securities for the Portfolio, all in accordance with the investment objective and policies of the Portfolio as reflected in its current prospectus and statement of additional information and as may be adopted from time to time by the Board. In accordance with the requirements of the 1940 Act, T. Rowe Price will provide the Manager with all books and records required to be maintained by an investment adviser and will render to the Board such periodic and special reports as the Board may reasonably request.

The New Subadvisory Agreement will remain in full force and effect for a period of two years from the date of its execution and will continue thereafter as long as its continuance is specifically approved at least annually by vote of a majority of the outstanding voting securities (as that term is defined in the 1940 Act) of the Portfolio, or by the Board, including the approval by a majority of the Independent Trustees, at a meeting called for the purpose of voting on such approval; provided, however, that (i) the New Subadvisory Agreement may be terminated at any time without the payment of any penalty, either by vote of the Board or by vote of a majority of the outstanding voting securities of the Portfolio, (ii) the New Subadvisory Agreement will terminate immediately in the event of its assignment (within the meaning of the 1940 Act) or upon the termination of the Trust’s Management Agreement with the Manager, and (iii) the New Subadvisory Agreement may be terminated at any time by T. Rowe Price or by the Manager on not more than 60 days’ nor less than 30 days’ written notice to the other party to the New Subadvisory Agreement.

The New Subadvisory Agreement provides that, in the absence of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or reckless disregard of its obligations and duties thereunder, T. Rowe Price will not be liable for any act or omission in connection with its activities as subadviser to the Portfolio.

MANAGEMENT AND ADVISORY ARRANGEMENTS

The Manager

The Trust is managed by PI, 655 Broad Street 17th Floor, Newark, NJ 07102, and ASTIS, One Corporate Drive, Shelton, Connecticut 06484.

As of October 31, 2016, PI served as the investment manager to all of the Prudential US and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $251.7 billion. PI is a wholly-owned subsidiary of PIFM Holdco, LLC, which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential).

As of October 31, 2016, ASTIS served as investment manager to certain Prudential US and offshore open-end investment companies with aggregate assets of approximately $137.9 billion. ASTIS is a subsidiary of Prudential Annuities Holding Company, Inc., which is a subsidiary of Prudential Annuities, Inc., a subsidiary of Prudential.

Terms of the Management Agreement

Services Provided by the Manager. Pursuant to the Management Agreement with the Trust (the Management Agreement), the Manager, subject to the supervision of the Trust’s Board and in conformity with the stated policies of the Portfolio, manages both the investment operations and composition of the Portfolio, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, the Manager is obligated to keep certain books and records of the Portfolio. The Manager is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Portfolio. The Manager continues to have responsibility for all investment advisory services performed pursuant to any such subadvisory agreement. The Management Agreement was last approved by the Trustees, including a majority of the Independent Trustees, at the Meeting.

The Manager is specifically responsible for overseeing and managing the Portfolio and T. Rowe Price. In this capacity, the Manager reviews the performance of the Portfolio and T. Rowe Price and makes recommendations to the Board with respect to the retention of investment subadvisers, the renewal of contracts, and the reorganization and merger of portfolios of the Trust, and other legal and compliance matters. The Manager utilizes the Strategic Investments Research Group (SIRG), a unit of PI, to assist the Manager in regularly evaluating and supervising the Portfolio and T. Rowe Price, including with respect to investment performance. SIRG is a centralized research department of PI that is comprised of a group of highly experienced analysts. SIRG utilizes proprietary processes to analyze large quantities of industry data, both on a qualitative and quantitative level, in order to effectively oversee the Portfolio and T. Rowe Price. The Manager utilizes this data in directly overseeing the Portfolio and T. Rowe Price. SIRG provides reports to the Board and presents to the Board at special and regularly scheduled Board meetings. The Manager bears the cost of the oversight program maintained by SIRG.

In addition, the Manager generally provides all of the administrative functions necessary for the organization, operation and management of the Trust and its portfolios. The Manager administers the Trust’s corporate affairs and, in connection therewith, furnish the Trust with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by, the Trust’s custodian (the Custodian), and the Trust’s transfer agent. The Manager is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Trust. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Trust, including, but not limited to, the custodian, transfer agent, and accounting agent. The management services of the Manager to the Trust are not exclusive under the terms of the Management Agreement and the Manager is free to, and does, render management services to others.

The primary administrative services furnished by the Manager are more specifically detailed below:

•	furnishing of office facilities;
•	paying salaries of all officers and other employees of the Manager who are responsible for managing the Trust and the Portfolio;

•	monitoring financial and shareholder accounting services provided by the Trust’s custodian and transfer agent;
•	providing assistance to the service providers of the Trust and the Portfolio, including, but not limited to, the custodian, transfer agent, and accounting agent;
•	monitoring, together with T. Rowe Price, the Portfolio’s compliance with its investment policies, restrictions, and with federal and state laws and regulations, including federal and state securities laws, the Internal Revenue Code and other relevant federal and state laws and regulations;
•	preparing and filing all required federal, state and local tax returns for the Trust and the Portfolio;
•	preparing and filing with the SEC on Form N-CSR the Trust’s annual and semi-annual reports to shareholders, including supervising financial printers who provide related support services;
•	preparing and filing with the SEC required quarterly reports of portfolio holdings on Form N-Q;
•	preparing and filing the Trust’s registration statement with the SEC on Form N-1A, as well as preparing and filing with the SEC supplements and other documents, as applicable;
•	preparing compliance, operations and other reports required to be received by the Trust’s Board and/or its committees in support of the Board’s oversight of the Trust; and
•	organizing the regular and any special meetings of the Board of the Trust, including the preparing Board materials and agendas, preparing minutes, and related functions.

Expenses Borne by the Manager. In connection with its management of the corporate affairs of the Trust, the Manager bears certain expenses, including, but not limited to:

•	the salaries and expenses of all of their and the Trust’s personnel except the fees and expenses of Trustees who are not affiliated persons of the Manager or T. Rowe Price;
•	all expenses incurred by the Manager or the Trust in connection with managing the ordinary course of a Trust’s business, other than those assumed by the Trust as described below;
•	the fees, costs and expenses payable to T. Rowe Price pursuant to the New Subadvisory Agreements; and
•	with respect to the compliance services provided by the Manager, the cost of the Trust’s Chief Compliance Officer, the Trust’s Deputy Chief Compliance Officer, and all personnel who provide compliance services for the Trust, and all of the other costs associated with the Trust’s compliance program, which includes the management and operation of the compliance program responsible for compliance oversight of the Portfolio and T. Rowe Price.

Expenses Borne by the Trust. Under the terms of the Management Agreement, the Trust is responsible for the payment of Trust expenses not paid by the Manager, including:

•	the fees and expenses incurred by the Trust in connection with the management of the investment and reinvestment of the Trust’s assets payable to the Manager;
•	the fees and expenses of Trustees who are not affiliated persons of the Manager or T. Rowe Price;
•	the fees and certain expenses of the custodian and transfer and dividend disbursing agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Trust and of pricing the Trust’s shares;
•	the charges and expenses of the Trust’s legal counsel and independent auditors;
•	brokerage commissions and any issue or transfer taxes chargeable to the Trust in connection with its securities (and futures, if applicable) transactions;
•	all taxes and corporate fees payable by the Trust to governmental agencies;
•	the fees of any trade associations of which the Trust may be a member;
•	the cost of share certificates representing and/or non-negotiable share deposit receipts evidencing shares of the Trust;
•	the cost of fidelity, directors and officers and errors and omissions insurance;
•	the fees and expenses involved in registering and maintaining registration of the Trust and of its shares with the SEC and paying notice filing fees under state securities laws, including the preparation and printing of the Trust’s registration statements and prospectuses for such purposes;
•	allocable communications expenses with respect to investor services and all expenses of shareholders’ and Trustees’ meetings and of preparing, printing and mailing reports and notices to shareholders; and
•	litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust’s business and distribution and service (12b-1) fees.

Terms of the Management Agreement. The Management Agreement provides that the Manager will not be liable for any error of judgment by the Manager or for any loss suffered by the Trust in connection with the matters to which the Management Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the

1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence or reckless disregard of duties. The Management Agreement provides that it will terminate automatically, if assigned (as defined in the 1940 Act), and that it may be terminated without penalty by either the Manager or the Trust by the Board or vote of a majority of the outstanding voting securities of the Trust, (as defined in the 1940 Act) upon not more than 60 days nor less than 30 days written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

The tables below set forth the applicable contractual management fee rates and the management fees received by the Manager during the most recently completed fiscal year.

Investment Management Fee Rate* Effective July 1, 2015*	Investment Management Fee Rate January 1, 2015 Through June 30, 2015	Aggregate Investment Management Fees for the most recently completed fiscal year
0.6825% of average daily net assets to $300 million; 0.6725% on next $200 million of average daily net assets; 0.6625% on next $250 million of average daily net assets; 0.6525% on next $2.5 billion of average daily net assets; 0.6425% on next $2.75 billion of average daily net assets; 0.6125% on next $4 billion of average daily net assets; 0.5925% over $10 billion of average daily net assets	0.84% of average daily net assets to $300 million; 0.83% on next $200 million of average daily net assets; 0.82% on next $250 million of average daily net assets; 0.81% on next $2.5 billion of average daily net assets; 0.80% on next $2.75 billion of average daily net assets; 0.77% on next $4 billion of average daily net assets; 0.75% over $10 billion of average daily net assets	$4,801,505

*The Manager has contractually agreed to waive 0.15% of its investment management fees through June 30, 2017. This waiver may not be terminated prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

Directors and Officers of PI and ASTIS

Set forth below is the name, title and principal occupation of the principal executive officer of PI. There are no directors of PI. The address of the principal executive officer of PI is 655 Broad Street 17th Floor, Newark, New Jersey 07102. None of the officers or directors of PI are also officers or directors of T. Rowe Price.

Name	Position with PI	Principal Occupations
Stuart S. Parker	Chief Executive Officer, Officer-In-Charge, President, Senior Vice President and Chief Operating Officer	President of Prudential Investments LLC (since January 2012); Senior Vice President (since October 2007); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005-December 2011).

Set forth below are the names, titles and principal occupations of the principal executive officer and the directors of ASTIS. Unless otherwise indicated, the address of each individual is One Corporate Drive, Shelton, Connecticut 06484-0883. None of the officers or directors of ASTIS are also officers or directors of T. Rowe Price.

Name	Position with ASTIS	Principal Occupations

Scott E. Benjamin	Director and Executive Vice President	Director and Executive Vice President (since September 2009) of Prudential Investments LLC and Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).

Name	Position with ASTIS	Principal Occupations
Timothy S. Cronin	President, Chief Executive Officer, Chief Operating Officer, Officer-in-Charge and Director	President, Chief Executive Officer, Chief Operating Officer, Officer-In-Charge (since March 2006), Director (since June 2005) of AST Investment Services, Inc.; Senior Vice President of Prudential Investments LLC (since May 2009); Vice President (since July 2006) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Senior Vice president (since May 2006) of Prudential Annuities Life Assurance Corporation; Senior Vice President of Prudential Annuities Life Assurance Corporation (since March 2006).
Lori D. Fouche	Director and Executive Vice President	Director and Executive Vice President (since December 2015) of AST Investment Services, Inc.; Director, President and Chief Executive Officer (since December 2015) of Pruco Life Insurance Company; Director, President and Chief Executive Officer (since December 2015) of Pruco Life Insurance Company of New Jersey; Director, President and Chief Executive Officer (since December 2015) of Prudential Annuities Holding Company, Inc; Director, President and Chief Executive Officer (since December 2015) of Prudential Annuities Information Services & Technology Corporation; Director, President and Chief Executive Officer (since December 2015) of Prudential Life Assurance Corporation; Director, President and Chief Executive Officer (since December 2015) of Prudential Annuities, Inc.; Senior Vice President (since October 2015) of Prudential Financial, Inc.; Senior Vice President (since May 2014) of The Prudential Insurance Company of America.

Set forth below is a list of the officers of the Trust who are also officers or directors of PI and/or ASTIS.*

Name	Position with Trust	Position with PI	Position with ASTIS
Deborah A. Docs	Secretary	Assistant Secretary and Vice President	N/A
Chad Earnst	Chief Compliance Officer	Chief Compliance Officer	N/A
Andrew R. French	Assistant Secretary	Assistant Secretary and Vice President	N/A
Claudia DiGiacomo	Assistant Secretary	Assistant Secretary and Vice President	N/A
Raymond A. O’Hara	Chief Legal Officer	Chief Legal Officer, Executive Vice President and Secretary	Corporate Counsel, Vice President and Secretary
Jonathan D. Shain	Assistant Secretary	Assistant Secretary and Vice President	N/A
M. Sadiq Peshimam	Treasurer & Principal Financial and Accounting Officer	Assistant Treasurer and Senior Vice President	Assistant Treasurer and Vice President

*Excludes Mr. Cronin, who is a director of ASTIS and serves as an interested trustee of the Trust.

Custodian

The Bank of New York Mellon, One Wall Street, New York, New York 10286, serves as custodian for the Portfolio’s securities and cash, and, in that capacity, maintains certain financial accounting books and records pursuant to an agreement with the Trust. Sub-custodians provide custodial services for any foreign assets held outside the United States.

Transfer Agent and Shareholder Servicing Agent

Prudential Mutual Fund Services LLC (PMFS), 655 Broad Street 17th Floor, Newark, New Jersey 07102, serves as the transfer and dividend disbursing agent of the Portfolio. PMFS is an affiliate of PI and ASTIS. PMFS provides customary transfer agency services to the Portfolio, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions and related functions. For these services, PMFS receives compensation and is reimbursed for its sub-transfer agent expenses which include an annual fee and certain out-of-pocket expenses including, but not limited to, postage, stationery, printing, allocable communication expenses and other costs.

BNY Mellon Asset Servicing (U.S.) Inc. (BNYAS) serves as sub-transfer agent to the Trust. PMFS has contracted with BNYAS, 301 Bellevue Parkway, Wilmington, Delaware 19809, to provide certain administrative functions to the Transfer Agent. PMFS will compensate BNYAS for such services.

Distribution

Prudential Annuities Distributors, Inc. (PAD) serves as the distributor for the shares of the Portfolio. Each class of shares is offered and redeemed at its net asset value without any sales load. PAD is an affiliate of PI and ASTIS. PAD is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority (FINRA).

Under the Distribution Agreement, the Portfolio is currently subject to an annual distribution or “12b-1” fee of 0.25% of the average daily net assets of the Portfolio. During the most recently completed fiscal year, the Portfolio was subject to an annual distribution or “12b-1” fee of 0.10% of the average daily net assets of the Portfolio for the period from January 1, 2015 through June 30, 2015, and 0.25% of the average daily net assets of the Portfolio for the period from July 1, 2015 through December 31, 2015. The Portfolio incurred the following amount of fees for services provided by PAD during the most recently completed fiscal year:

Portfolio	Amount Paid
AST Value Equity Portfolio	$1,358,887

Brokerage

For the most recently completed fiscal year, the Portfolio paid the following brokerage commission to affiliated and non-affiliated broker-dealers:

Portfolio	Amount Paid
AST Value Equity Portfolio	$619,322

Shareholder Communication Costs

The Manager or its affiliates will pay for the costs associated with preparing and distributing this information statement.

Shareholder Proposals

The Trust, as a Massachusetts business trust, is not required to hold annual meetings of shareholders and the Trustees do not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act or the Trust's Declaration of Trust. A shareholder proposal intended to be presented at any meeting of shareholders of the Trust must be received by the Trust at a reasonable time before the Trustees' solicitation relating thereto is made in order to be included in the Trust's proxy statement and form of proxy relating to that meeting and presented at the meeting. The mere submission of a proposal by a shareholder does not guarantee that the proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required.

Annual and Semi-Annual Reports

The Trust’s annual reports, semi-annual reports and information statements are sent to shareholders. Only one copy of a report or information statement, as applicable, may be delivered to multiple shareholders sharing an address unless the Trust receives contrary instructions from one or more of the shareholders. A copy of the Trust’s most recent annual report, semi-annual report or information statement may be obtained without charge by writing the Trust at 655 Broad Street 17th Floor, Newark, New Jersey 07102 or by calling (800) 778-2255 (toll free).

Shareholder Information

Information on the share ownership of the Portfolio is set forth in Exhibit C to this information statement.

Deborah A. Docs
Secretary

Dated: November 29, 2016

EXhibit A

ADVANCED SERIES TRUST

AST Value Equity Portfolio

SUBADVISORY AGREEMENT

Agreement made as of this 11th day of October, 2016 between Prudential Investments LLC (PI), a New York limited liability company and AST Investment Services, Inc. (formerly American Skandia Investment Services, Inc.) (AST), a Maryland corporation (together, the Co-Managers), and T. Rowe Price Associates, Inc, a corporation organized and existing under the laws of the State of Maryland (T. Rowe Price or the Subadviser),

WHEREAS, the Co-Managers have entered into a Management Agreement (the Management Agreement) dated May 1, 2003, with Advanced Series Trust (formerly American Skandia Trust), a Massachusetts business trust (the Trust) and a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), pursuant to which PI and AST act as Co-Managers of the Trust; and

WHEREAS, the Co-Managers, acting pursuant to the Management Agreement, desire to retain the Subadviser to provide investment advisory services to the Trust and one or more of its series as specified in Schedule A hereto (individually and collectively, with the Trust, referred to herein as the Trust) and to manage such portion of the Trust as the Co-Managers shall from time to time direct, and the Subadviser is willing to render such investment advisory services; and

NOW, THEREFORE, the Parties agree as follows:

1. Obligation of the Subadviser

(a) Subject to the supervision of the Co-Managers and the Board of Trustees of the Trust, the Subadviser shall manage such portion of the Trust's portfolio as delegated to the Subadviser by the Co-Managers, including the purchase, retention and disposition thereof, in accordance with the Trust's investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such prospectus and statement of additional information as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus"), and subject to the following understandings:

(i) The Subadviser shall provide supervision of such portion of the Trust's investments as the Co-Managers shall direct, and shall determine from time to time what investments and securities will be purchased, retained, or sold by the Trust, and what portion of the assets will be invested or held uninvested as cash. The Subadviser is not responsible for filing class actions with respect to securities held in the portion of the Trust’s investments subadvised by the Subadviser.

(ii) In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the applicable provisions of the Amended and Restated Declaration of Trust of the Trust, the By-laws of the Trust, and the Prospectus of the Trust, as provided to it by the Co-Managers (the Trust Documents) and with the instructions and directions of the Co-Managers and of the Board of Trustees of the Trust, co-operate with the Co-Managers' (or their designees') personnel responsible for monitoring the Trust's compliance and will conform to, and comply with, the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations. In connection therewith and as mutually agreed upon by the parties, the Subadviser shall, among other things, prepare and file such reports as are, or may in the future be, required by the Securities and Exchange Commission (the Commission). The Co-Managers shall provide Subadviser timely with copies of any updated Trust Documents.

(iii) The Subadviser shall determine the securities, futures contracts and other instruments to be purchased or sold by such portion of the Trust's portfolio, as applicable, and may place orders with or through such persons, brokers, dealers or futures commission merchants, including any person or entity affiliated with the Subadviser (collectively, Brokers), to carry out the policy with respect to Subadviser’s brokerage policy as set forth in the Trust's Prospectus or as the Board of Trustees may direct in writing from time to time. In providing the Trust with investment supervision, it is recognized that the Subadviser will give primary consideration to securing the best execution under the circumstances. Within the framework of this policy, the Subadviser may consider the financial responsibility, research and investment information and other services provided by Brokers who may effect or be a party to any such transaction or other transactions to which the Subadviser's other clients may be a party. The Co-Managers (or Subadviser) to the Trust each shall have discretion to effect investment transactions for the Trust through Brokers (including, to the extent legally permissible, Brokers affiliated with the Subadviser) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the 1934 Act), and to cause the Trust to pay any such Brokers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another Broker would have charged for effecting that transaction, if the brokerage or research services provided by such Broker, viewed in light of either that particular investment transaction or the overall responsibilities of the Co-Managers (or the Subadviser) with respect to the Trust and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission. On occasions when the Subadviser deems the purchase or sale of a security, futures contract or other instrument to be in the best interest of the Trust as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities, futures contracts or other instruments to be sold or purchased. In such event, allocation of the securities, futures contracts or other instruments so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to such other clients.

(iv) The Subadviser is not required to execute foreign currency trades through the custodian but may, in its sole discretion and in accordance with its fiduciary duty, select the custodian or counterparties for the execution of foreign currency transactions.

(v) The Subadviser shall maintain all books and records with respect to the Trust's portfolio transactions effected by it as required by Rule 31a-l under the 1940 Act, and shall render to the Trust's Board of Trustees such periodic and special reports as the Trustees may reasonably request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the Trustees or officers or employees of the Trust with respect to any matter discussed herein, including, without limitation, the valuation of the Trust's securities.

(vi) The Subadviser or an affiliate shall provide the Trust's custodian on each business day with information relating to all transactions concerning the portion of the Trust's assets it manages, and shall provide the Co-Managers with such information upon request of the Co-Managers.

(vii) The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Conversely, the Subadviser and Co-Managers understand and agree that if the Co-Managers manage the Trust in a "manager-of-managers" style, the Co-Managers will, among other things, (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser, (ii) periodically make recommendations to the Trust's Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and (iii) periodically report to the Trust's Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.

(viii) The Subadviser acknowledges that the Co-Managers and the Trust intend to rely on Rule 17a-l0, Rule l0f-3, Rule 12d3-1 and Rule 17e-l under the 1940 Act, and the Subadviser hereby agrees that it shall not consult with any other subadviser to the Trust with respect to transactions in securities for the Trust's portfolio or any other transactions of Trust assets.

(b) The Subadviser shall authorize and permit any of its directors, officers and employees who may be elected as Trustees or officers of the Trust to serve in the capacities in which they are elected. Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any of such directors, officers or employees of the Subadviser.

(c) The Subadviser shall keep the Trust's books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof and shall timely furnish to the Co-Managers all information relating to the Subadviser's services hereunder needed by the Co-Managers to keep the other books and records of the Trust required by Rule 31a-I under the 1940 Act or any successor regulation. The Subadviser agrees that all records which it maintains for the Trust are the property of the Trust, and the Subadviser will tender promptly to the Trust any of such records upon the Trust's request, provided, however, that the Subadviser may retain a copy of such records. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act or any successor regulation any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

(d) During the term of this Agreement, the Subadviser will ensure that the portion of the Trust managed by the Subadviser shall not exceed the limits on trading designated commodity contracts and swaps set forth in subsection (c)(2)(iii) of Commodity Futures Trading Commission Rule 4.5 ("Rule 4.5"). In reliance on the accuracy of the Co-Manager’s representation in Section 2(a)(i) below, the Subadviser represents that it is exempt from registration as a commodity trading adviser with respect to the Trust.

(e) In connection with its duties under this Agreement, the Subadviser agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the Investment Advisers Act of 1940, as amended, and other applicable state and federal regulations, and applicable rules of any self-regulatory organization.

(f) The Subadviser shall maintain a written code of ethics (the Code of Ethics) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, a copy of which shall be provided to the Co-Managers and the Trust, and shall institute procedures reasonably necessary to prevent any Access Person (as defined in Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act) from violating its Code of Ethics. The Subadviser shall follow such Code of Ethics in performing its services under this Agreement. Further, the Subadviser represents that it maintains adequate compliance procedures to ensure its compliance with the 1940 Act, the Advisers Act, and other applicable federal and state laws and regulations. In particular, the Subadviser represents that it has policies and procedures regarding the detection and prevention of the misuse of material, non public information by the Subadviser and its employees as required by the applicable federal securities laws.

(g) The Subadviser shall furnish to the Co-Managers copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to paragraph 1(d) hereof as the Co-Managers may reasonably request.

(h) The Subadviser shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Trust's portfolio, subject to such reasonable reporting and other requirements as shall be established by the Co-Managers.

(i) The Co-Managers acknowledge that the Subadviser is not the Trust's pricing agent. The Subadviser acknowledges that it will assist the Co-Managers or the Trust when market quotations may not be readily available for the Trust's portfolio investments. The Subadviser may also provide recommendations to the Co-Managers, upon request, relating to methodologies used by the Subadviser in valuing certain securities that may be held by the Trust. The Subadviser will use its best efforts to promptly notify the Co-Managers upon the occurrence of any significant event with respect to any of the Trust's portfolio investments in accordance with the requirements of the 1940 Act and any related written guidance from the Commission and the Commission staff. Upon reasonable request from the Co-Managers, the Subadviser (through a qualified person) will assist the valuation committee of the Trust or the Co-Managers in valuing investments of the Trust as may be required from time to time, including making available information of which the Subadviser has knowledge related to the investments being valued.

(j) The Subadviser shall provide the Co-Managers with any information reasonably requested regarding its management of the Trust's portfolio required for any shareholder report, amended registration statement, or prospectus supplement to be filed by the Trust with the Commission. The Subadviser shall provide the Co-Managers with any reasonable certification, documentation or other information reasonably requested or required by the Co-Managers for purposes of the certifications of shareholder reports by the Trust's principal financial officer and principal executive officer pursuant to the Sarbanes Oxley Act of 2002 or other law or regulation. The Subadviser shall promptly inform the Trust and the Co-Managers if the Subadviser becomes aware of any information in the Prospectus that is (or will become) materially inaccurate or incomplete.

(k) With respect to the Trust’s Documents that are applicable to subadvisory services rendered, the Subadviser shall comply with such documents which will be provided to the Subadviser by the Co-Managers. The Subadviser shall notify the Co-Managers as soon as reasonably practicable upon detection of any material breach of such Trust Documents.

(l) The Subadviser shall keep the Trust’s Co-Managers informed of developments relating to its duties as Subadviser of which the Subadviser has, or should have, knowledge that would materially affect the Trust. In this regard, the Subadviser shall provide the Trust, the Co-Managers, and their respective officers with such periodic reports concerning the obligations the Subadviser has assumed under this Agreement and the Co-Managers may from time to time reasonably request. Additionally, prior to each Board meeting, the Subadviser shall provide the Co-Managers and the Board with reports regarding the Subadviser's management of the Trust's portfolio during the most recently completed quarter, in such form as may be mutually agreed upon by the Subadviser and the Co-Managers. The Subadviser shall certify quarterly to the Co-Managers that it and its "Advisory Persons" (as defined in Rule 17j-1 under the 1940 Act) have complied materially with the requirements of Rule 17j-1 under the 1940 Act during the previous quarter or, if not, explain what the Subadviser has done to seek to ensure such compliance in the future. Annually, the Subadviser shall furnish a written report, which complies with the requirements of Rule 17j-1 and Rule 38a-1 under the 1940 Act, concerning the Subadviser's Code of Ethics and compliance program, respectively, to the Co-Managers. Upon written request of the Co-Managers with respect to material violations of the Code of Ethics directly affecting the Trust, the Subadviser shall permit representatives of the Trust or the Co-Managers to examine reports (or summaries of the reports) required to be made by Rule 17j-l(d)(1) relating to enforcement of the Code of Ethics.

(m) The Subadviser and the Co-Managers acknowledge that the Subadviser is not the compliance agent for the Trust, and does not have access to all of the Trust’s books and records necessary to perform certain compliance testing. To the extent that the Subadviser has agreed to perform the services specified in this Agreement in accordance with applicable law (including subchapter M of the Internal Revenue Code of 1986) as amended (the “Code”), the 1940 Act and the Investment Advisers Act of 1940, as amended (“Applicable Law”)) and in accordance with the Trust Documents, policies and determination of the Board of the Trust and the Co-Managers and the Trust’s Prospectus, the Subadviser shall perform such services based upon its books and records with respect to the Subadviser Assets based upon information in its possession, which comprise a portion of the Trust’s books and records, and upon written instructions received from the Trust, Co-Managers or the Trust’s administrator, and shall not be held responsible under this Agreement so long as it performs such services in accordance with this Agreement, the Prospectus and Applicable Law based upon such books and records and such instructions provided by the Trust, Co-Managers or the Trust’s administrator. The Subadviser shall be afforded a reasonable amount of time to implement any such instructions.

(n) The Subadviser shall not use the name, trademark, service mark, logo, insignia, or other identifying mark of the Trust or the Co-Managers or any of their affiliates or any derivative thereof, or disclose information related to the business of the Co-Managers or any of its affiliates in any manner not approved prior thereto by the Co-Manager; provided, however, that the Subadviser may use the name or the Trust’s name and that of their affiliates which merely refer in accurate terms to the appointment of the Subadviser hereunder or which are required by the SEC or a state securities commission. Materials which have been previously approved or those that only refer to the Co-Managers’ name or logo are not subject to such prior approval provided the Subadviser shall ensure that such materials are consistent with those which were previously approved by the Co-Managers.

(o) In the event the Co-Managers or Custodian engages in securities lending activities, the Subadviser will not be a party to or aware of such lending activities. It is understood that the Subadviser shall not be responsible for settlement delay or failure or any related costs or loss due to such activities.

(p) In rendering the services required under this Agreement, Subadviser may, consistent with applicable law from time to time, employ, delegate, or associate with itself such affiliated or unaffiliated person or persons as it believes reasonably necessary to assist it in carrying out its obligations under this Agreement; provided, however, that any such delegation shall not involve any such person serving as an “investment adviser” to the Trust within the meaning of the 1940 Act. Subadviser shall remain liable to Co-Managers for the performance of Subadviser’s obligations hereunder and for the acts and omission of such other person, to the extent provided in Section 1 of this Agreement, and Co-Managers shall not be responsible for any fees that any such person may charge to Subadviser for such services.

2. Obligation of the Co-Managers

(a) The Co-Managers shall continue to have responsibility for all services to be provided to the Trust pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser's performance of its duties under this Agreement. The Co-Managers shall provide (or cause the Trust's custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the portion of the Trust managed by the Subadviser, cash requirements and cash available for investment in such portion of the Trust, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board of Trustees of the Trust that affect the duties of the Subadviser).

(i) Co-Managers represent that, with respect to the portfolio of the Trust subadvised by the Subadviser: (a) a notice of eligibility claiming exclusion from registration has been filed in accordance with Rule 4.5; and (b) during the term of this Agreement, Co-Managers will ensure that all requirements necessary in order to claim an exclusion from registration under Rule 4.5 are satisfied. Co-Managers represent that they are currently exempt from registration as a commodity trading adviser with respect to the Trust.

(ii) The Subadviser hereby grants Co-Managers a royalty-free, non-exclusive, non-transferable (with no right to sublicense) limited license to display or otherwise use the name, trademark, service mark, logo, insignia or other identifying mark of the Subadviser and/or its affiliate(s) (“Subadviser Marks”) during the term of this Agreement solely as incorporated within communications and materials relating to or about the Trust. The Co-Managers shall use the Subadviser Marks only in accordance with the Subadviser’s guidelines and applicable law. Co-Managers shall not take any action or lack of action that would in any way impair any of the Subadviser’s Marks, affect the validity of the same, or would reflect unfavorably upon the good name, goodwill, reputation or image of the Subadviser and/or its affiliate(s). The Co-Managers acknowledge that every use of the Subadviser Marks shall inure to the benefit of the Subadviser and/or its affiliate(s). The Co-Managers shall cease use of the Subadviser Marks, as reasonably practical, upon termination or expiration of this Agreement or upon receipt of written notice from the Subadviser. The Co-Managers shall not disclose information related to the Subadviser Assets or the business of the Subadviser or any of its affiliates, in any manner not approved prior thereto by the Subadviser; provided, however, that the Subadviser shall approve all uses of its name which merely refer in accurate terms to the appointment of the Subadviser hereunder or which are required by the SEC or a state securities commission; and provided, further that in no event shall such approval be unreasonably withheld. Materials which have been previously approved in writing by the Subadviser or those that only refer to the Subadviser’s name or the Subadviser Marks are not subject to such prior approval provided the Co-Managers shall ensure that such materials are consistent with those which were previously approved by the Subadviser and no changes have been made to the Subadviser Marks previously approved by the Subadviser.

(iii) The Co-Managers agree to provide or complete, as the case may be, the following prior to the commencement of the Subadviser’s investment advisory services as specified under this Agreement.

1. A list of first tier affiliates and second tier affiliates (i.e., affiliates of affiliates) of the Trust;

2. A list of restricted securities for each Trust (including CUSIP, Sedol or other appropriate security identification); and

3. A copy of the current compliance procedures for each Trust applicable to the subadvisory services to be provided to the Trust.

The Co-Managers also agree to promptly update the above referenced items in order to ensure their accuracy, completeness and/or effectiveness.

(b) The Co-Managers acknowledge, represent and warrant that:

(i) The Trust is a “qualified institutional buyer” (“QIB”) as defined in Rule 144A under the Securities Act of 1933, as amended, and the Co-Managers will promptly notify the Subadviser if the Trust ceases to be a QIB; and

(ii) The assets in the Trust are free from all liens and charges and undertake that no liens or charges will arise from the acts or omissions of the Co-Managers and the Trust which may prevent the Subadviser from giving a first priority lien or charge on the assets solely in connection with the Subadviser’s authority to direct the deposit of margin or collateral to the extent necessary to meet the obligations of the Trust with respect to any investments made pursuant to the Prospectus.

(c) The Co-Managers represent that Shares of the Trust are currently offered as underlying investments of separate account variable annuity portfolios (collectively, “Current Investors”). The Co-Managers agree that should the Trust be offered in the future to investors other than the Current Investors, the Co-Managers shall provide the Subadviser, in a manner and with such frequency as is mutually agreed upon by the parties, with a list of (i) each “government entity” (as defined by Rule 206(4)-5 under the Investment Advisers Act of 1940, as amended (“Advisers Act”)), invested in the Trust where the account of such government entity can reasonably be identified as being held in the name of or for the benefit of such government entity on the records of the Trust; and (ii) each government entity that sponsors or establishes a 529 Plan and has selected the Trust as an option to be offered by such 529 Plan.

3. Confidentiality

(a) Each party agrees that it will treat confidentially all information provided by any other party (the “Discloser”) regarding the Discloser’s businesses and operations, including without limitation the investment activities or holdings of the Trust, and any other non-public information provided by the Discloser, either verbally or in writing, in connection with discussions, in-person or otherwise, related to any aspect of the Discloser’s business operations and personnel matters or which pertains to matters that a reasonable person would expect to be treated as proprietary or confidential (“Confidential Information”). All Confidential Information provided by the Discloser shall be used only by the other party hereto (the “Recipient”) solely for the purposes of rendering services pursuant to this Agreement or for monitoring the investments made pursuant to this Agreement (the “Purpose”), and shall not be disclosed to any third party, without the prior consent of the Discloser, except to comply with applicable laws, rules and regulations, subpoenas, court orders, and/or as required in the administration and management of the Trust, or as permitted herein. Recipient may disclose Confidential Information to a limited number of employees, affiliates, attorneys, accountants and other advisers of the Recipient (its “Representatives”) on a need-to-know basis and solely for the Purpose, provided its Representatives are subject to this Agreement or have entered into a written nondisclosure agreement with Recipient with terms substantially similar to the provisions herein. Recipient shall take reasonable security precautions, at least as great as the precautions it takes to protect its own confidential information, to prevent Confidential Information from being disclosed to third persons.

(b) Confidential Information shall not include any information that: (i) is public when provided or thereafter becomes public though no wrongful act of the Recipient; (ii) is demonstrably known to the Recipient prior to execution of the Agreement;(iii) is independently developed by the Recipient without the use of Confidential Information provided by Discloser through no wrongful act of the Recipient in the ordinary course of business outside of this Agreement; (iv) is generally employed by the industry at the time that the Recipient learns of such information or knowledge; or (v) has been rightfully and lawfully obtained by the Recipient from any third party.

(c) Recipient may disclose Confidential Information if requested or required pursuant to a valid order or request by a court or regulatory body (including examinations by regulators, deposition, interrogatories, requests for information or documents in legal proceedings, subpoenas, civil investigative demand or similar process), provided Recipient makes reasonable efforts to obtain assurances that confidential treatment will be accorded to such Confidential Information. All Confidential Information disclosed as required by law shall nonetheless continue to be deemed Confidential Information by Recipient.

4. For the services provided pursuant to this Agreement, the Co-Managers shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Trust's average daily net assets of the portion of the Trust managed by the Subadviser as described in the attached Schedule A. Expense caps or fee waivers for the Trust that may be agreed to by the Co-Managers, but not agreed to by the Subadviser, shall not cause a reduction in the amount of the payment to the Subadviser by the Co-Managers.

5. The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Trust or the Co-Managers in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Co-

Managers or the Trust may have against the Subadviser under federal or state securities laws. The Co-Managers shall indemnify the Subadviser, its affiliated persons, its officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Co-Managers' willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadviser shall indemnify the Co-Managers, their affiliated persons, their officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Subadviser's willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.

6. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Trust at any time, without the payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Co-Managers or the Subadviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it will promptly notify the Trust and the Co-Managers of the occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change of control (as defined in the 1940 Act) of the Subadviser.

To the extent that the Co-Managers delegate to the Subadviser management of all or a portion of a portfolio of the Trust previously managed by a different subadviser or the Co-Managers, the Subadviser agrees that its duties and obligations under this Agreement with respect to that delegated portfolio or portion thereof shall commence subsequent to the termination of the portfolio’s previous manager and as of the date mutually agreed upon by the Co-Managers and Subadviser, which includes the transition process.

Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Co-Managers at 655 Broad Street, 17th Floor, Newark, NJ 07102, Attention: Secretary (for PI) and One Corporate Drive, Shelton, Connecticut, 06484, Attention: Secretary (for AST); (2) to the Trust at 655 Broad Street, 17th Floor, Newark, NJ 07102, Attention: Secretary; or (3) to the Subadviser at 4515 Painters Mill Road, Owings Mills, Maryland 21117, Attention: Legal Subadvised.

7. Nothing in this Agreement shall limit or restrict the right of any of the Subadviser's directors, officers or employees who may also be a Trustee, officer or employee of the Trust to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

8. During the term of this Agreement, the Co-Managers agree to furnish the Subadviser at its principal office all prospectuses, proxy statements, and reports to shareholders which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. During the term of this Agreement, the Co-Managers also agree to furnish the Subadviser, prior to use for approval, representative samples of marketing and sales literature or other material prepared for distribution to shareholders of the Trust or the public, which make reference to the Subadviser. Materials which have been previously approved in writing by the Subadviser or those that only refer to the Subadviser’s name or the Subadviser Marks are not subject to prior approval provided the Co-Managers shall ensure that such materials are consistent with those which were previously approved by the Subadviser and no changes have been made to the Subadviser Marks previously approved by the Subadviser. The Co-Managers further agree to prospectively make reasonable changes to such materials upon the Subadviser's written request, and to implement those changes in the next regularly scheduled production of those materials or as soon as reasonably practical. All such prospectuses, proxy statements, reports to shareholders, marketing and sales literature or other material prepared for distribution to shareholders of the Trust or the public which make reference to the Subadviser may be furnished to the Subadviser hereunder by electronic mail, first-class or overnight mail, facsimile transmission equipment or hand delivery.

9. This Agreement may be amended by mutual consent, but the consent of the Trust must be obtained in conformity with the requirements of the 1940 Act.

10. This Agreement shall be governed by the laws of the State of New York.

11. Any question of interpretation of any term or provision of this Agreement having a counterpart or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

12. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute one instrument.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PRUDENTIAL INVESTMENTS LLC

By: /s/ Bradley Tobin

Name: Bradley Tobin

Title: Vice President

AST INVESTMENT SERVICES, INC.

By: /s/ Bradley Tobin

Name: Bradley Tobin

Title: Vice President

T. ROWE PRICE ASSOCIATES, INC.

By: /s/ Savonne L. Ferguson

Name: Savonne L. Ferguson

Title: Vice President

SCHEDULE A

ADVANCED SERIES TRUST

As compensation for services provided by T. Rowe Price Associates, Inc. (T. Rowe Price), Prudential Investments LLC and AST Investment Services, Inc. (formerly American Skandia Investment Services, Inc.) will pay T. Rowe Price an advisory fee on the net assets managed by T. Rowe Price* that is equal, on an annualized basis, to the following:

Portfolio Name	Advisory Fee for the Portfolio**
AST Value Equity Portfolio (the “Portfolio”)

Portfolio average daily net assets up to $100 million:

0.50% of average daily net assets to $50 million;

0.45% of average daily net assets over $50 million

When Portfolio average daily net assets exceed $100 million:

0.40% of average daily net assets

When Portfolio average daily net assets exceed $200 million:

0.35% of average daily net assets

When Portfolio average daily net assets exceed $500 million:

0.325% on all assets up to $500 million;

0.30% of average daily net assets over $500 million

When Portfolio average daily net assets exceed $1 billion:
0.30% of average daily net assets

When Portfolio average daily net assets exceed $1.5 billion:

0.275% of average daily net assets

* For purposes of calculating the subadvisory fee, the assets of the Portfolio will be aggregated with the US Large-Cap Value Equity Strategy assets of all other Prudential entities (including the assets of certain insurance company separate accounts managed by T. Rowe Price Associates, Inc. for the Retirement business of Prudential and its affiliates) that are managed by T. Rowe Price Associates, Inc.

** In the event T. Rowe Price invests Portfolio assets in other pooled investment vehicles it manages or subadvises, T. Rowe Price will waive its subadvisory fee for the Portfolio in an amount equal to the acquired fund fee paid to T. Rowe Price with respect to the Portfolio assets invested in such acquired fund.  Notwithstanding the foregoing, the subadvisory fee waivers will not exceed 100% of the subadvisory fee.

Dated as of: October 11, 2016

EXHIBIT B

MANAGEMENT OF T. ROWE PRICE ASSOCAITES, INC. (T. ROWE PRICE)

T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc. T. Rowe Price and its affiliates managed approximately $812.9 billion in assets as of September 30, 2016. T. Rowe Price's address is 100 East Pratt Street, Baltimore, Maryland 21202.

The table below lists the name, address, and position for T. Rowe Price’s principal executive officer and each director.

Name & Address*	Position
William J. Stromberg, CFA	CEO and President
Brian C. Rogers, CFA, CIC	Chief Investment Officer
John Raymond Gilner	Chief Compliance Officer
Kenneth Van Moreland	Chief Financial Officer
David Oestreicher	Chief Legal Officer and Secretary
Edward C. Bernard	Director

* The principal mailing address of the principal executive officer and each director is 100 East Pratt Street, Baltimore, Maryland, 21202.

COMPARABLE FUNDS FOR WHICH T. ROWE PRICE

AS ADVISER OR SUBADVISER

The following table lists certain information regarding comparable funds to which T. Rowe Price provides investment advisory services, other than the Portfolio:

Fund	Net Assets in Millions (as of 9/30/16)	Fee Paid to T. Rowe Price (1)

AST Advanced Strategies Portfolio (LCV)	$1,386.2	Sleeve average daily net assets up to $100 million:
0.50% of average daily net assets to $50 million; and
0.45% of average daily net assets over $50 million to $100 million
When Sleeve average daily net assets exceed $100 million:
0.40% on all assets
When Sleeve average daily net assets exceed $200 million:
0.35% on all assets
When Sleeve average daily net assets exceed $500 million:
0.325% to $500 million;
0.30% over $500 million to $1 billion
When Sleeve average daily net assets exceed $1 billion:
0.30% on all assets
When Sleeve average daily net assets exceed $1.5 billion:
		0.275% on all assets
Prudential Series Fund, Inc. Global Portfolio (LCV)	$290.7	Sleeve average daily net assets up to $100 million:
0.50% of average daily net assets to $50 million; and
0.45% of average daily net assets over $50 million to $100 million
Sleeve average daily net assets exceed $100 million:
0.40% on all assets
Sleeve average daily net assets exceed $200 million:
0.35% on all assets
Sleeve average daily net assets exceed $500 million:
0.325% to $500 million;
0.30% over $500 million to $1 billion
Sleeve average daily net assets exceed $1 billion:
0.30% on all assets
Sleeve average daily net assets exceed $1.5 billion:
		0.275% on all assets
Met Investors Series Trust - T. Rowe Price Large Cap Value	$3,230.2

Net assets up to $100 million:
0.50% on the first $50 million
0.45% on the next $50 million

When net assets exceed $100 million:
0.40% on all assets

When net assets exceed $200 million:
0.35% on all assets

When net assets exceed $500 million:
0.325% on first $500 million
0.30% on next $500 million

When net assets exceed $1 billion:
0.30% on all assets

T. Rowe Price Institutional Large Cap Value Fund	$2,974.9	0.55% (2)

(1) T. Rowe Price has voluntarily agreed to waive a portion of its sub-advisory fee for certain registered investment companies where it serves as subadviser. The fee reduction is based on the combined asset levels of qualified portfolios, and ranges between 0 – 12.5% of the total subadvisory fees paid. In certain cases, assets are aggregated with the client’s other qualified portfolios for purposes of determining breakpoints. For the sub-advised client fee schedules that include reset breakpoints, such sub-advised clients are eligible for transitional fee credits to be applied as assets approach or fall below such reset breakpoints.

(2) The fees indicated are advisory fees and not sub-advisory fees for the T. Rowe Price Institutional Large Cap Value Fund. The total reflects only the T. Rowe Price Institutional Large Cap Value Fund’s investment management fees and does not include shareholder service, custodial, accounting, legal and audit fees; costs of preparing prospectuses and shareholder reports, registration fees and expenses, proxy and annual meeting expenses or director/trustee fees and expenses.

B-1

EXHIBIT C

SHAREHOLDER INFORMATION

As of November 1, 2016, the Trustees and officers of AST, as a group, owned less than 1% of the outstanding shares of the Portfolio.

As of November 1, 2016, the owners, directly or indirectly, of more than 5% of the outstanding shares of any share class of the Portfolio were as follows:

Portfolio Name	Shareholder Name	Registration	Shares/Percentage
AST Value Equity Portfolio	Advanced Series Trust AST Capital Growth Asset Allocation Portfolio	655 Broad Street, 17th Fl Newark, NJ 07102	21,724,996 / 33.77%
	Advanced Series Trust AST Balanced Asset Allocation Portfolio	655 Broad Street, 17th Fl Newark, NJ 07102	14,835,435 / 23.06%
	Pruco Life Insurance Company PLAZ Annuity	Attn: Separate Accounts, 7th Floor 213 Washington Street Newark, NJ 07102	9,055,846 / 14.08%
	Pru Annuity Life Assurance Corp PALAC – Annuity	Attn: Separate Accounts, 7th Floor 213 Washington Street Newark, NJ 07102	6,654,933 / 10.34%
	Advanced Series Trust AST Preservation Asset Allocation Portfolio	655 Broad Street, 17th Fl Newark, NJ 07102	5,574,210 / 8.66%

C-1

ADVANCED SERIES TRUST

AST Value Equity Portfolio

655 Broad Street

17th Floor

Newark, New Jersey 07102

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF

INFORMATION STATEMENT

(the Notice)

The Information Statement referenced in this Notice is available at

www.PrudentialAnnuities.com/investor/invprospectus

This Notice is to inform you that an information statement (the Information Statement) regarding the appointment of a new subadviser and a new subadvisory agreement for the AST Value Equity Portfolio (the Portfolio), a series of the Advanced Series Trust (the Trust), is now available at the website referenced above. Please note that this Notice is only intended to provide an overview of the matter covered in the Information Statement. We encourage you to access the Portfolio’s website to review a complete copy of the Information Statement, which contains important information about the new subadviser and subadvisory agreement.

As discussed in the Information Statement, at a regular meeting held on September 13-14, 2016, the Board of Trustees of the Trust approved a new subadvisory agreement among Prudential Investments LLC (PI), AST Investment Services, Inc. (ASTIS, and together with PI, the Manager) and T. Rowe Price Associates, Inc. (T. Rowe Price) with respect to the Portfolio (the New Subadvisory Agreement). The New Subadvisory Agreement with T. Rowe Price relates to the appointment of T. Rowe Price to replace Herndon Capital Management, LLC as the subadviser. The New Subadvisory Agreement became effective as of October 17, 2016.

PI and ASTIS are the co-investment managers to the Portfolio. The investment management agreement between the Manager and the Trust relating to the Portfolio will not change as a result of the change in subadviser for the Portfolio.

The Manager has received exemptive orders from the Securities and Exchange Commission that allow it, subject to certain conditions, to hire certain subadvisers and to make changes to existing subadvisory agreements without obtaining shareholder approval. As required by the exemptive order pertaining to subadvisers that are unaffiliated with the Trust and the Manager, the Portfolio is required to provide information to shareholders about a new subadviser within 90 days of the hiring of the new subadviser. The Information Statement is designed to satisfy this requirement.

This Notice is being mailed on or about December 13, 2016 to all shareholders of record as of the close of business on October 17, 2016. A copy of the Information Statement will remain on the Portfolio’s website until February 28, 2017.

You can obtain a paper copy of the complete Information Statement, without charge, by writing the Trust at 655 Broad Street 17th Floor, Newark, New Jersey 07102 or by calling (800) 778-2255 (toll free). You can request a complete copy of the Information Statement until February 28, 2017. To ensure prompt delivery, you should make your request no later than February 17, 2017. Please note that you will not receive a paper copy unless you request it.

Shareholders Sharing the Same Address. As permitted by law, only one copy of this Notice may be delivered to shareholders residing at the same address, unless such shareholders have notified the Trust of their desire to receive multiple copies of the shareholder reports and other materials that the Trust sends. If you would like to receive an additional copy, please contact the Trust by writing to the Trust’s address, or by calling the telephone number shown above. The Trust will then promptly deliver, upon request, a separate copy of this Notice to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of the Trust’s shareholder reports and other materials in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies, should also send a request as indicated.

This Notice and the Information Statement are for your information only and you are not required to take any action.

ASTVEIS